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                   Allmerica Investment Trust (the "Trust")

    (Supplement effective February 2, 1998 to Prospectus dated May 1, 1997)


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Throughout the Prospectus, the name "Small-Mid Cap Value Fund" is changed to
"Select Value Opportunity Fund".


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The information regarding the Select Value Opportunity Fund (formerly the
Small-Mid Cap Value Fund) and the first footnote in the fifth paragraph in the section entitled "How are the Funds Managed?" are amended to read:

    Select Value Opportunity Fund             Cramer Rosenthal McGlynn, LLC*


    *Cramer Rosenthal McGlynn, LLC assumed sub-adviser responsibilities from CRM Advisors, LLC on January 2, 1998.



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The information under "Sub-Adviser" in the section entitled, "What are the
Investment Objectives and Policies?" for the Select Value Opportunity Fund (formerly the Small-Mid Cap Value Fund) is amended to read:


Sub-Adviser: Cramer Rosenthal McGlynn, LLC ("CRM") serves as Sub-Adviser to the Select Value Opportunity Fund. CRM provides advisory and sub-advisory services to mutual funds with a total of over $200 million in assets under management. CRM is owned by its active investment professionals, Cramer Rosenthal McGlynn, Inc. ("Cramer Rosenthal") and WT Investments, Inc., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation. Founded in 1973, Cramer Rosenthal currently has over $2.5 billion in assets under management and provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, endowments and other organizations. The Sub-Adviser is located at 707 Westchester Avenue, White Plains, New York 10604.


Dated: February 2, 1998